                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: April 27, 2004
(Date of earliest event reported)

Commission File No. 333-105940

                    Banc of America Mortgage Securities, Inc.
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       Delaware                                        36-4514369
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

201 North Tryon Street, Charlotte, North Carolina                   28255
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    Address of principal executive offices                         (Zip Code)

                                 (704) 387-8239
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               Registrant's Telephone Number, including area code

________________________________________________________________________________
   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. Other Events

        Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

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ITEM 7. Financial Statements and Exhibits

        (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
  (99)                                    Collateral Term Sheets, Computational
                                          Materials and Structural Term Sheets
                                          prepared by Banc of America Securities
                                          LLC in connection with Banc of America
                                          Mortgage Securities, Inc., Mortgage
                                          Pass-Through Certificates, Series
                                          2004-D

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BANC OF AMERICA MORTGAGE
                                             SECURITIES, INC.

April 27, 2004

                                             By: /s/ Judy Lowman
                                                 -------------------------------
                                                 Judy Lowman
                                                 Vice President

                                INDEX TO EXHIBITS

                                                                            Paper (P) or
Exhibit No.                         Description                             Electronic (E)
-----------                         -----------                             --------------
   (99)                             Collateral Term Sheets,                 E
                                    Computational Materials
                                    and Structural Term Sheets
                                    prepared by Banc of America
                                    Securities LLC in connection
                                    with Banc of America Mortgage
                                    Securities, Inc., Mortgage Pass-
                                    Through Certificates, Series 2004-D